                                                                  EXHIBIT 10(JJ)

                                FIRST USA, INC.
                                      1991
                               STOCK OPTION PLAN

     1. Purpose. The First USA, Inc. 1991 Stock option Plan (the "Plan") is intended to provide an incentive to officers and key employees of First USA, Inc., a De lava re corporation (the "Company"), and its direct and indirect subsidiaries, important to the success of the Company as determined by a committee consisting of two or more members of the Board of Directors of the Company (the "Board"), as appointed pursuant to Section 2 hereof, to remain in the employ of the Company and to increase their efforts for the success of the Company by offering them an opportunity to increase their proprietary interest in the Company, through the grant of stock options (the "Options") to purchase shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"). Consistent with these objectives, the Plan authorizes the granting of Nonqualified Stock Options, as defined herein, to acquire shares of Common Stock pursuant to the terms and conditions hereinafter set forth. The term "options" refers to nonqualified stock options. The options are not intended to qualify as "Incentive Stock Options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Administration of the Plan.

          (a) Members of the Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board which shall consist of at least two members of the Board, each of whom shall be "disinterested persons" as defined in subsection (c)(2)(i) of Rule 16b3 ("Rule 16b3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board of Directors of the Company.

          (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

     3. Stock Reserved for the Plan. The shares subject to the Plan shall consist of 1,250,000 shares of Common Stock, subject to adjustment pursuant to section 4(h) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. If any outstanding Option under the Plan for any reason expires or is cancelled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

     4. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement (the "Option Agreement") between the Company and the person to whom such Option is awarded (the "Optionee"), which Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

          (b) Option Price. Each Option Agreement shall state the option Price, which shall be not less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of grant of the Option. The term "fair market value" of a share of Common Stock shall mean (i) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share for the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over the counter market or listed on a national securities exchange, such value as the Committee in its discretion may determine. The Option Price shall be subject to adjustment as provided in
Section 4(h) hereof.

          (c) Payment of Option Price; Withholding.

               (i) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate fair market value of such shares on the date of the exercise of such Option. The Optionee shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate purchase price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R.
          (S)220.

               (ii) The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Plan. The Optionee shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of an option by electing to (1) have the Company withhold shares of Common Stock, or (2) deliver other shares of Common Stock previously owned by the Optionee having a fair market value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total Federal, State and local tax obligations associated with the transaction. The fair market value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash. No such election shall be permitted in respect of an exercise of an option that occurs within six months of its grant.

          (d) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times And upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that, under circumstances other than those set forth in Section 4(h)(iii) hereof, the Committee shall have the authority to accelerate the exerciseability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; and further provided, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 4(e) and 4(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individual(s) as the Committee may from time to time designate.

          (e) Termination. Except as provided in this Section 4(e) and in
Section 4(f) hereof, an option may not be exercised unless the Optionee is then in the employ of the Company or its direct or indirect subsidiaries, and unless the Optionee has remained continuously so employed since the date of grant of the option. in the event that the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the, extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Company or its direct or indirect subsidiaries or affiliates or interfere in any way with the right of the Company or its direct or indirect subsidiaries or affiliates to terminate such employment.

          (f) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company or its direct or indirect subsidiaries or affiliates, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable at the time of death or termination of employment) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within six months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death, disability or retirement of the Optionee.

          (g) Nontransferability of Options. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

               (h) Effect of Certain Changes. (i) If there is any change in the number or class of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares of Common Stock available for Options, the number or class of such shares covered by outstanding Options, and the price per share of such options may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. in the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders,, the Committee may equitably adjust outstanding options as it deems appropriate in its sole discretion.

               (ii) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off , or in the event of a merger or consolidation of the Company with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

               (iii) If while unexercised options remain outstanding under the Plan

               (A) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act of securities representing more than 25% of the combined voting power of the Company is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or any person who is the beneficial owner of 25% of the combined voting power of the Company as of the effective date of the
          Plan), or

               (B) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to tell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

               (C) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof.

               (iv) Paragraphs (ii) and (iii) of this Section 4(h) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares) , the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such option might have been exercised.

               (v) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (vi) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination .in that respect shall be final, binding and conclusive.

               (vii) Except as expressly provided in this Section 4(h), the Optionee shall have no rights by reason of any subdivision or consolidation: of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer All or part of its business or assets.

          (i) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(h) hereof.

          (j) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions not inconsistent with this Plan, including, without limitation, the imposition of restrictions upon the exercise of an option as the Committee shall deem advisable.

     5. Limited Stock Appreciation Rights.

          (a) The Committee shall have authority to grant a Limited Right to the Optionee of any option under the Plan (referred to herein as the "Related LSAR Option") with respect to all or some of the shares of Common Stock covered by such Related LSAR Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written limited rights agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve (the "Limited Rights Agreement"). A Limited Right granted in tandem with an option may be granted either at the time of grant of the Related LSAR option or any time thereafter during its term. A Limited Right may be exercised only during the ninety-day period beginning on an "Acceleration Date" (as defined in Section 4(h)(iii)). Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable. Notwithstanding the provisions of the two immediately preceding sentences, a Limited Right (or Related LSAR Option) granted to an Optionee who is subject to the reporting requirements of
Section 16(a) of the Exchange Act (an "Insider") must be (i) held by the Insider for at least six (6) months from the date of grant of the Limited Right (or related LSAR Option) before it becomes exercisable and (ii) automatically paid out in cash to the Insider on an Acceleration Date (provided such six (6) month holding period requirement has been met). Upon the exercise of a Limited Right (in the case of an Insider, for purposes of this Section 5 the term "exercise" shall mean the automatic payment provided for in the immediately preceding sentence), the Related LSAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further awards pursuant to this Plan. Upon the exercise or termination of a Related LSAR Option, the Limited Right with respect to such Related LSAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related LSAR Option was exercised or terminated.

          (b) Upon the exercise of a Limited Right, the Optionee thereof shall receive in cash whichever of the following amounts is applicable:

               (i) in the case of the realization of Limited Rights by reason of an acquisition of Common Stock described in Section 4(h)(iii)(A), an amount equal to the Acquisition Spread as defined in Section 5(d) hereof; or

               (ii) in the case of the realization of Limited Rights by reason of shareholder approval of an agreement or plan described in Section 4(h)(iii)(B), an amount equal to the Merger Spread as defined in
          Section 9(f) hereof; or

               (iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in Section 4(h)(iii)(C), an amount equal to the Spread as defined in Section 9(g) hereof.

          (c) The term "Acquisition Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in Section 4(h)(iii)(A), the greater of (i) the highest price per share shown on the Statement of Schedule 13D or amendment thereto filed by the holder of 50% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, or (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised.

          (d) The term "Acquisition Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

          (e) The term "Merger Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of an agreement described in Section 4(h)(iii)(B), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, or (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date on which such Limited Right is exercised.

          (f) The term "Merger Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

          (g) The term "Spread" as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 4(h)(iii)(C), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

          (h) Each Limited Right shall be granted on such other terms and conditions not inconsistent with the plan as the Committee may determine.

          (i) To exercise a Limited Right, the Optionee shall (i) give written notice thereof to the Committee or its designated agent in form satisfactory to the Committee specifying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the Limited Rights Agreement and, if applicable, the Related LSA.R Option Agreement to the Committee, who shall endorse thereon a notation of such exercise and return the Limited Rights Agreement and, if applicable, the Related LSAR Option Agreement to the Optionee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (i).

          (j) Notwithstanding any other provision of this Section 5, any Limited Right granted to an Insider shall be construed so as to comply with Rule 16b-3(e), and to the extent such Rule or any administrative interpretation thereunder require an amendment to the provisions hereof in order to comply with such Rule, such amendment shall be deemed to have been made as of the date such Limited Right was granted.

     6. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     7. Amendment. The Board may at the time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Plan and the Optionees, shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon on or before the effective date of the amendment. Such approval shall be obtained in such manner as is required by the Company's Certificate of Incorporation, its By-Laws, and the laws of the State of Delaware as in effect at the time of such approval. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights or obligations of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

     8. Effective Date. The Plan shall become effective as of [ ], subject to the receipt of approval of the Plan by the stockholders of the Company entitled to vote thereon. No payments or distributions of shares of Common Stock may be made to any Optionee or any other person under the Plan until such time as stockholder approval of the Plan are obtained pursuant to this Section.

     9. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     10. Governing Law. This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

     This Plan has been adopted by the Board as of [      ] and approved by the
stockholders of the Company as of [      ].

                            FIRST AMENDMENT TO THE
                                FIRST USA, INC.
                             1991 STOCK OPTTON PLAN

     WHEREAS, First USA, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA, Inc. 1991 Stock Option Plan (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, the Company considers it advisable to amend the Plan to increase the number of shares of Common Stock of the Company, $.01 par, subject to the Plan; and

     WHEREAS, stockholders of the Company approved this amendment of the Annual Stockholders Meeting on November 3, 1993 and the Board of Directors of the Company, pursuant to Section 7 of the Plan, has the authority to end the Plan;

     NOW THEREFORE, effective November 4, 1993, (the "Effective Date"), the Company hereby amends the Plan by deleting Section 3 of the Plan in its entirety and inserting therefore the following:

               3. Stock Reserved for the Plan. The shares subject to the Plan shall consist of 2,000,000 shares of Common Stock, subject to adjustment pursuant to Section 4(h) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. If any outstanding Option under the Plan for any reason expires or is canceled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

     IN WITNESS WHEREOF, the Company has adopted this amendment as of the Effective Date.


                                         FIRST USA, INC.

                                         By:  /s/ Philip Taken
                                              ----------------------------------

                                         Title: Senior Vice President, Assistant
                                         Secretary and General Counsel

                                SECOND AMENDMENT
                             TO THE FIRST USA, INC.
                             1991 STOCK OPTION PLAN

     A. Section 4(g) of the First USA, Inc. 1991 Stock Option Plan is hereby deleted in its entirety and replaced with the following:

               (g) Transferability of Options. Options granted under the Plan shall not be transferable except (i) by will or by the laws of descent and distribution, or (ii) as specifically provided below. Any Optionee may transfer Options to members of his or her Immediate Family (as defined below) if (i) the Option Agreement with respect to such Options so provides, (ii) such Option Agreement was approved by the Compensation Committee, and (iii) the Optionee does not receive any consideration for the transfer. "Immediate Family" refers to children, grandchildren and spouse of the Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any Option Agreement may be amended to provide for the transferability feature as outlined above, provided, that such amendment must be approved by the Compensation Committee. Any Option not granted pursuant to an Option Agreement expressly permitting its transfer or amended expressly to permit its transfer is not transferable. Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative or his transferee as permitted under this section (g).

     B. All terms and provisions of the First USA, Inc. 1991 Stock Option Plan, as amended, and all Option Agreements outstanding with respect thereto, remain in fall force and effect.

     Approved by the Compensation Committee of the Board of Directors of First USA, Inc. on, and effective as of, April 20, 1994.

                                         First USA, Inc.

                                         By:  /s/ Pamela Patsley
                                              ------------------------------

                                         Title: Executive Vice President and
                                                Secretary

                             THIRD AMENDMENT TO THE
                                FIRST USA. INC.
                             1991 STOCK OPTION PLAN

     WHEREAS, First USA, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA, Inc. 1991 Stock Option Plan (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, the Company considers it advisable to amend the Plan to increase the number of shares of Common Stock of the Company, par value $.01 per share, subject to the Plan; and

     WHEREAS, subject to the approval of the stockholders of the Company at the Annual Stockholders Meeting on September 7, 1995, the Board of Directors of the Company, pursuant to Section 7 of the Plan, has the authority to amend the Plan;

     NOW, THEREFORE, effective as of the date this amendment is approved by the stockholders of the Company, (the "Effective Date"), the Company hereby amends the Plan by deleting Section 3 of the Plan in its entirety and inserting therefore the following:

     3. Stock Reserved for the Plan. The shares subject to the Plan shall consist of 8,500,000 shares of Common Stock, subject to adjustment pursuant to
Section 4(h) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. The maximum number of shares with respect to which any Options may be granted to any one Optionee in any one fiscal year shall be 250,000.

     IN WITNESS WHEREOF, the Company has adopted this amendment as of the Effective Date.

                                         FIRST USA, INC.

                                         By:  /s/ Philip Taken
                                              --------------------------------

                                         Title: Senior Vice President, General
                                                Counsel and Assistant Secretary

                            FOURTH AMENDMENT TO THE
                     FIRST USA, INC. 1991 STOCK OPTION PLAN

     WHEREAS, First USA, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA, Inc. 1991 Stock Option Plan (the "Plan")for the benefit of certain employees; and

     WHEREAS, the Company considers it advisable to amend the Plan to clarify the original intent of the Plan with respect to the full vesting of options upon the death or disability of an optionee; and

     WHEREAS, pursuant to Section 7 of the Plan, the Board of Directors of the Company approved this Amendment on October 16, 1996; NOW, THEREFORE, the Company hereby amends the Plan by deleting Paragraph(f) of Section 4 of the Plan in its entirety and inserting therefore the following:

     (f) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company, or one of its direct or indirect subsidiaries, or if the Optionee's employment shall terminate by reason of disability, all Options theretofore granted to such Optionee shall fully vest and be 100% exercisable and may, unless earlier terminated in accordance with its terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within six (6) months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death or disability of the Optionee. If Optionee terminates employment with the Company or one of its subsidiaries, by reason of Retirement (as defined below), then the Committee, in its discretion, may determine whether or not the Option will vest in part or whole, and any additional terms applicable to such vesting. "Retirement" shall mean such circumstances determined as retirement in the sole discretion of the Committee. If an Optionee shall die within three (3) months after the termination of such Optionee's employment, other than for cause (as determined by the Committee), all Options theretofore granted to such Optionee (to the extent such Options were exercisable at the time of death) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee, at any time within six (6) months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death of the Optionee.

     IN WITNESS WHEREOF, the Company has adopted this amendment as of the Effective Date.

                                    FIRST USA, INC.

                                    By: /s/ PHILIP E. TAKEN

                                    Title: Senior Vice President and General
                                           Counsel